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Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 (File No. 811-8537) of our report dated April 11, 2008, relating to the statutory financial statements and financial statement schedules of Protective Life and Annuity Insurance Company. We also consent to the incorporation by reference in this Registration Statement on Form N-4 of our report dated April 24, 2008, relating to the financial statements of The Variable Annuity Account A of Protective Life.

PricewaterhouseCoopers LLP
Birmingham, Alabama
November 25, 2008

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  Exhibit 10(b)